                      ReliaStar Life Insurance Company

                                               and its

                            Separate Account N

      ING Advantage CenturySM (Prospectus No. PRO.100207-06)
   ING Advantage Century PlusSM (Prospectus No. PRO.100208-06)
            ING AdvantageSM (Prospectus No. PRO.100209-06)
     ING Encore/ING Encore Flex (Prospectus No. PRO.120636-06)

         Supplement dated October 11, 2006 to the Contract Prospectus dated April 28, 2006, as amended

The information in this Supplement updates and amends certain information contained in the Contract
Prospectus, and replaces the supplement dated June 28, 2006. Please read it carefully and keep it with your Contract Prospectus for future reference.

The paragraphs in the Contract Prospectus under “Insurance and Other Regulatory Matters” in the section entitled “The Company” are hereby deleted and replaced with the following:

Insurance and Other Regulatory Matters. The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities);
fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. The Company and certain of its
U.S. affiliates have received formal and informal requests in connection with such investigations, and are cooperating fully with each request.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which the Company is engaged.

In light of these and other developments, U.S. affiliates of ING, including the Company, continuously review whether modifications to their business practices are appropriate.

In connection with one such investigation, certain Company affiliates, including the Company’s principal underwriter, ING Financial Advisers, LLC (“IFA”), were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the “NH Bureau”) concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of the Company, ING Life Insurance and Annuity Company (“ILIAC”),
entered into an assurance of discontinuance (settlement agreement) with the NYAG (the “NYAG
Agreement”) regarding the endorsement of ILIAC’s products by the New York State United Teachers
Union Members Benefits Trust (“NYSUT”) and the sale of ILIAC’s products to NYSUT members.

X.REGN-06A                                                                                                                                       October 2006

Under the terms of the NYAG Agreement, ILIAC, without admitting or denying the NYAG’s findings, will distribute $30 million to NYSUT members, and/or former members, who participated in the NYSUT-
endorsed ILIAC product at any point between January 1, 2001 and June 30, 2006. ILIAC also agreed with the NYAG’s office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the “One-Page Disclosure”). Pursuant to the terms of the NYAG
Agreement, ILIAC has agreed for a five year period to provide its retirement product customers with the
One-Page Disclosure.

In addition, on the same date, ILIAC and IFA entered into a consent agreement with the NH Bureau (the
“NH Agreement”) to resolve the petition for relief and cease and desist order filed by the NH Bureau described above. Under the terms of the NH Agreement, ILIAC and IFA, without admitting or denying the NH Bureau’s claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

X.REGN-06A                                                                                                                                         October 2006